John Hancock Equity Funds

Supplement to the Class A, Class B and Class C Prospectus

dated May 1, 2007

John Hancock Growth Trends Fund

The prospectus supplement dated May 15, 2007 is deleted.

The Portfolio Managers section currently in the prospectus is in effect.

December 19, 2007